           MAINSTAY VP SERIES FUND, INC. PROSPECTUS FEBRUARY 13, 2006

INITIAL AND SERVICE CLASS SHARES

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MAINSTAY VP SERIES FUND, INC.
OFFERS 4 PORTFOLIOS IN THIS PROSPECTUS

Conservative Allocation Portfolio...............  A-7

Moderate Allocation Portfolio...................  A-9

Moderate Growth Allocation Portfolio............  A-11

Growth Allocation Portfolio.....................  A-13

                                 WHAT'S INSIDE?

                                                                                                              Page
THE FUND AND THE SEPARATE ACCOUNTS......................................................................     A-3

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW................      A-4

     Asset Allocation...................................................................................     A-6

     Concentration Risk.................................................................................     A-6

     "Fund of Funds" Structure and Expenses.............................................................     A-6

     Investment in Affiliated Underlying Funds..........................................................     A-6

     Not Insured........................................................................................     A-6

     You could lose money...............................................................................     A-6

     NAV will fluctuate.................................................................................     A-6

     More information...................................................................................     A-6

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO...........................................................     A-7

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO...............................................................     A-9

MAINSTAY VP MODERATE GROWTH  ALLOCATION PORTFOLIO.......................................................     A-11

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO.................................................................     A-13

THE UNDERLYING FUNDS:  INVESTMENT STRATEGIES AND RISKS..................................................     A-15

THE FUND AND ITS MANAGEMENT.............................................................................     A-19

PURCHASE AND REDEMPTION OF SHARES.......................................................................     A-21

TAXES, DIVIDENDS AND DISTRIBUTIONS......................................................................     A-22

GENERAL INFORMATION.....................................................................................     A-23

FINANCIAL HIGHLIGHTS....................................................................................     A-24

                       THE FUND AND THE SEPARATE ACCOUNTS

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers twenty-five separate series, each of which represents a separate portfolio of investments. The Initial Class and Service Class shares of four of these series are offered by the Fund in this Prospectus, the MainStay VP Conservative Allocation Portfolio ("Conservative Allocation"), the MainStay VP Moderate Allocation Portfolio ("Moderate Allocation"), the MainStay VP Moderate Growth Allocation Portfolio ("Moderate Growth Allocation") and the MainStay VP Growth Allocation Portfolio ("Growth Allocation"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies (collectively, "Policies" and individually, "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policies. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

           INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                          PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the Mainstay VP Conservative Allocation Portfolio, Mainstay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and Mainstay VP Growth Allocation Portfolio (each a "Portfolio" and collectively referred to as the "Portfolios"), each a series of the Fund. Each Portfolio is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").

Each Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios (the "Underlying Funds").(1) The Underlying Funds are described and offered for investment in separate prospectuses. Each Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Funds. The Manager uses a two-stage asset allocation process to create a Portfolio's portfolio of holdings. The first stage is a strategic asset allocation to determine the percentage of each Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in two broad asset classes - Equity and Fixed Income. The Manager determines, monitors and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

MAINSTAY VP CONSERVATIVE ALLOCATION FUND

    ASSET CLASS        TARGET ALLOCATION           PORTFOLIO NAME                       PORTFOLIO NAME
--------------------   -----------------   --------------------------------   ---------------------------------------
Domestic Equity               35%          MainStay VP Basic Value              MainStay VP Mid Cap Core
                                           MainStay VP Capital Appreciation     MainStay VP Mid Cap Growth
                                           MainStay VP Common Stock             MainStay VP Mid Cap Value
                                           MainStay VP Developing Growth        MainStay VP S&P 500 Index
                                           MainStay VP Income & Growth          MainStay VP Small Cap Growth
                                           MainStay VP Large Cap Growth         MainStay VP Value

International Equity           5%          MainStay VP International Equity

Fixed Income                  60%          MainStay VP Bond                     MainStay VP Government
                                           MainStay VP Convertible              MainStay VP High Yield Corporate Bond
                                           MainStay VP Floating Rate            MainStay VP Cash Management

-------------------
(1) Initially, the Portfolios will invest solely in other MainStay VP Portfolios, certain government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Portfolios to invest in underlying funds that are either managed by NYLIM or managed by an advisor not associated with NYLIM. If such rule becomes available to the Portfolios, or if the Portfolios received an exemptive order from the SEC, the Manager may add underlying funds that are not managed by NYLIM to the list of potential underlying funds. It is anticipated that underlying funds managed by NYLIM will at all times represent a significant portion of a Portfolio's investments.

MAINSTAY VP MODERATE ALLOCATION

    ASSET CLASS            TARGET ALLOCATION             PORTFOLIO NAME                       PORTFOLIO NAME
--------------------       -----------------   ---------------------------------    ------------------------------------
Domestic Equity                   50%          MainStay VP Basic Value              MainStay VP Mid Cap Core
                                               MainStay VP Capital Appreciation     MainStay VP Mid Cap Growth
                                               MainStay VP  Common Stock            MainStay VP Mid Cap Value
                                               MainStay VP Developing Growth        MainStay VP S&P 500 Index
                                               MainStay VP Income & Growth          MainStay VP Small Cap Growth
                                               MainStay VP Large Cap Growth         MainStay VP Value

International Equity              10%          MainStay VP International Equity

Fixed Income                      40%          MainStay VP Bond                     MainStay VP Government
                                               MainStay VP Convertible              MainStay VP High Yield Corporate Bond
                                               MainStay VP Floating Rate            MainStay VP Cash Management

MAINSTAY VP MODERATE GROWTH ALLOCATION

    ASSET CLASS        TARGET ALLOCATION            PORTFOLIO NAME                       PORTFOLIO NAME
--------------------   -----------------   --------------------------------   ---------------------------------------
Domestic Equity               65%          MainStay VP Basic Value            MainStay VP Mid Cap Core
                                           MainStay VP Capital Appreciation   MainStay VP Mid Cap Growth
                                           MainStay VP  Common Stock          MainStay VP Mid Cap Value
                                           MainStay VP Developing Growth      MainStay VP S&P 500 Index
                                           MainStay VP Income & Growth        MainStay VP Small Cap Growth
                                           MainStay VP Large Cap Growth       MainStay VP Value

International Equity          15%          MainStay VP International Equity

Fixed Income                  20%          MainStay VP Bond                   MainStay VP Government
                                           MainStay VP Convertible            MainStay VP High Yield Corporate Bond
                                           MainStay VP Floating Rate          MainStay VP Cash Management

MAINSTAY VP GROWTH ALLOCATION

    ASSET CLASS        TARGET ALLOCATION            PORTFOLIO NAME                        PORTFOLIO NAME
--------------------   -----------------   --------------------------------   ---------------------------------------
Domestic Equity               80%          MainStay VP Basic Value            MainStay VP Mid Cap Core
                                           MainStay VP Capital Appreciation   MainStay VP Mid Cap Growth
                                           MainStay VP  Common Stock          MainStay VP Mid Cap Value
                                           MainStay VP Developing Growth      MainStay VP S&P 500 Index
                                           MainStay VP Income & Growth        MainStay VP Small Cap Growth
                                           MainStay VP Large Cap Growth       MainStay VP Value

International Equity          20%          MainStay VP International Equity

Fixed Income                   0%          MainStay VP Cash Management

Percentages represent target allocations - actual allocation percentages may vary up to +/- 10%.

The second stage involves the actual selection of Underlying Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Funds for each Portfolio's portfolio of holdings. A Portfolio may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Portfolio may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Portfolios may also invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of a Portfolio's Underlying Funds, which could, in turn, adversely affect the performance of the Portfolio. Please see "The Underlying Funds: Investment Strategies and Risks" for a description of the principal risks associated with the Underlying Funds.

The Manager monitors each Portfolio's holdings daily to ensure that the Underlying Funds and its actual allocations continue to conform to the Portfolio's asset class allocations over time. The Manager will rebalance each Portfolio's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Manager may change the asset class allocations, or the Underlying Funds, or the target weightings without prior approval from shareholders.

In anticipation or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, a Portfolio may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Portfolio may not invest in accordance with its investment objectives or principal investment strategy and, as a result, there is no assurance that the Portfolio will achieve its investment objectives.

ASSET ALLOCATION

Although allocation among different asset classes generally limits a Portfolio's exposure to the risks of any one class, the risk remains that the manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK

In connection with the asset allocation process, a Portfolio may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Portfolio invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Portfolio.

"FUND OF FUNDS" STRUCTURE AND EXPENSES

The term "fund of funds" is used to describe mutual funds, such as the Portfolios, that pursue their investment objectives by investing in other mutual funds. By investing in a Portfolio, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Portfolio invests, in addition to the Portfolio's direct fees and expenses. Your cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

INVESTMENT IN AFFILIATED UNDERLYING FUNDS

The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings. The Manager may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have incentives to select certain Underlying Funds due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Portfolios to act in their best interests when selecting Underlying Funds and the Board of Directors of the Portfolios (the "Board") oversees the Manager's performance.

NOT INSURED

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YOU COULD LOSE MONEY

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                  MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 2 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Funds.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Portfolio, are:

-     Credit Risk

-     Interest Rate Risk

-     Maturity Risk

-     Mortgage- and Asset-Backed Security Risk

-     High-Yield Bond Risk

-     Liquidity Risk

-     Market Risk

-     Growth Securities Risk

-     Value Securities Risk

-     Foreign Securities Risk

-     Smaller Company Risk

-     High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Portfolio summaries for a description of these principal risks and other risks associated with the Underlying Funds.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

PAST PERFORMANCE

Because the Portfolio had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                    Initial Class      Service Class
Management Fee(1)                                        None               None
Distribution and/or Service (12b-1) Fees(2)              None              0.25%
Other Expenses(3)                                       0.41%              0.41%
Total Annual Fund Operating Expenses                    0.41%              0.66%
Less Expense Reimbursement                            - 0.16%            - 0.16%
Net Annual Fund Operating Expenses(3)                   0.25%              0.50%
Estimated Underlying Fund Expenses(4)                   0.80%              0.80%
Total Annual Fund and Underlying Fund Expenses          1.05%              1.30%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Fund Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and Underlying Funds, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ------    -------    -------    --------
Initial Class           $107      $334       $579       $1,283
Service Class           $132      $412       $713       $1,568

                    MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 2 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Funds.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Portfolio, are:

-     Market Risk

-     Growth Securities Risk

-     Value Securities Risk

-     Foreign Securities Risk

-     Smaller Company Risk

-     Credit Risk

-     Interest Rate Risk

-     Maturity Risk

-     Mortgage- and Asset-Backed Security Risk

-     High-Yield Bond Risk

-     Liquidity Risk

-     High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Portfolio summaries for a description of these principal risks and other risks associated with the Underlying Funds.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

PAST PERFORMANCE

Because the Portfolio had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                       Initial Class     Service Class
                                                       -------------     -------------
Management Fee(1)                                           None              None
Distribution and/or Service (12b-1) Fees(2)                 None             0.25%
Other Expenses(3)                                          0.30%             0.30%
Total Annual Fund Operating Expenses                       0.30%             0.55%
Less Expense Reimbursement                               - 0.05%           - 0.05%
Net Annual Fund Operating Expenses(3)                      0.25%             0.50%
Estimated Underlying Fund Expenses(4)                      0.79%             0.79%
Total Annual Fund and Underlying Fund Expenses             1.04%             1.29%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Fund Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and Underlying Funds, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ------    -------    -------    --------
Initial Class      $106      $331       $574       $1,271
Service Class      $131      $409       $708       $1,556

                MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 2 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Funds.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Portfolio, are:

-     Market Risk

-     Growth Securities Risk

-     Value Securities Risk

-     Foreign Securities Risk

-     Smaller Company Risk

-     Credit Risk

-     Interest Rate Risk

-     Maturity Risk

-     Mortgage- and Asset-Backed Security Risk

-     High-Yield Bond Risk

-     Liquidity Risk

-     High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Portfolio summaries for a description of these principal risks and other risks associated with the Underlying Funds.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

PAST PERFORMANCE

Because the Portfolio had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                     Initial Class      Service Class
                                                     -------------      -------------
Management Fee(1)                                         None               None
Distribution and/or Service (12b-1) Fees(2)              None              0.25%
Other Expenses(3)                                        0.33%              0.33%
Total Annual Fund Operating Expenses                     0.33%              0.58%
Less Expense Reimbursement                             - 0.08%            - 0.08%
Net Annual Fund Operating Expenses(3)                    0.25%              0.50%
Estimated Underlying Fund Expenses(4)                    0.76%              0.76%
Total Annual Fund and Underlying Fund Expenses           1.01%              1.26%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Fund Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and Underlying Funds, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 ------    -------    -------    --------
Initial Class     $103      $322       $558       $1,236
Service Class     $128      $400       $692       $1,523

                     MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 2 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Funds.

PRINCIPAL RISKS -- Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Portfolio, are:

-     Market Risk

-     Growth Securities Risk

-     Value Securities Risk

-     Foreign Securities Risk

-     Smaller Company Risk

-     Liquidity Risk

-     High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Portfolio summaries for a description of these principal risks and other risks associated with the Underlying Funds.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

PAST PERFORMANCE

Because the Portfolio had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                         Initial Class     Service Class
                                                         -------------     -------------
Management Fee(1)                                             None              None
Distribution and/or Service (12b-1) Fees(2)                   None             0.25%
Other Expenses(3)                                            0.66%             0.66%
Total Annual Fund Operating Expenses                         0.66%             0.91%
Less Expense Reimbursement                                 - 0.41%           - 0.41%
Net Annual Fund Operating Expenses(3)                        0.25%             0.50%
Estimated Underlying Fund Expenses(4)                        0.78%             0.78%
Total Annual Fund and Underlying Fund Expenses               1.03%             1.28%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(4) In addition to the Net Annual Fund Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and Underlying Funds, is as shown in the table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 ------    -------    -------    --------
Initial Class     $105      $328       $569       $1,259
Service Class     $130      $406       $702       $1,545

              THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

Information about the Portfolios' principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations, or are reorganized.

Additional information about the investment practices of the Portfolios and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The following charts summarize the investment objectives and strategies of the MainStay VP Portfolios that may be used as Underlying Funds in each asset category. FOR A COMPLETE DESCRIPTION OF THESE UNDERLYING FUNDS, PLEASE SEE THE UNDERLYING FUND PROSPECTUSES, WHICH ARE AVAILABLE WITHOUT CHARGE BY CALLING 1-800-598-2019.

          UNDERLYING EQUITY FUNDS                           INVESTMENT OBJECTIVE                        PRIMARY INVESTMENTS
-----------------------------------------------   -----------------------------------------   --------------------------------------
MainStay VP Basic Value                           Seeks high total return.                    Common stock of companies believed to
                                                                                              be undervalued, U.S. government
                                                                                              securities and investment grade bonds
                                                                                              issued U.S. corporations.

MainStay VP Capital Appreciation Portfolio        Seeks long-term growth of capital.          Securities of U.S. companies
                                                  Dividend
                                                  income, if
                                                  any, is an
                                                  incidental
                                                  consideration.

MainStay VP Common Stock Portfolio                Seeks long-term growth of capital, with     Common stock of well-established
                                                  income as a secondary consideration.        large- to mid-cap companies

MainStay VP Convertible Portfolio                 Seeks capital appreciation together with    Bonds, debentures, corporate notes,
                                                  current income.                             preferred stocks or other securities
                                                                                              that are convertible into common stock
                                                                                              or the cash value of a stock.

MainStay VP Developing Growth Portfolio           Seeks long-term growth of capital.          Common stock of companies with above
                                                                                              average long-range growth potential,
                                                                                              particularly smaller companies
                                                                                              considered to be in the developing
                                                                                              growth phase

MainStay VP Income & Growth Portfolio             Seeks dividend growth, current income and   Equity securities of the 1,500 largest
                                                  capital appreciation.                       companies traded in the United States
                                                                                              (ranked by market capitalization)

MainStay VP International Equity Portfolio        Seeks long-term growth of capital with      Equity securities of companies who do
                                                  income as a secondary objective.            business mainly outside the U.S.

MainStay VP Large Cap Growth Portfolio            Seeks growth through long-term capital      Common stock of companies having a
                                                  appreciation.                               market capitalization in excess of
                                                                                              $5 billion

MainStay VP Mid Cap Core Portfolio                Seeks long-term growth of capital.          Common stock of companies with market
                                                                                              capitalizations similar to companies
                                                                                              in the Russell Midcap Index

MainStay VP Mid Cap Growth Portfolio              Seeks long-term growth of capital.          Common stock and related securities of
                                                                                              companies with market capitalizations
                                                                                              similar to companies in the Russell
                                                                                              Midcap Growth Index

MainStay VP Mid Cap Value Portfolio               Realize maximum long-term total return.     Common and preferred stock of
                                                                                              companies with market capitalizations
                                                                                              of $615 million to $36 billion

MainStay VP S&P 500 Index Portfolio               Seeks to provide investment results that    Stocks in the S&P(R) 500 Index in
                                                  correspond to the total return              the same proportion, to the extent
                                                  performance (and reflect the reinvestment   feasible, as they are represented in
                                                  of dividends) of publicly traded common     the index
                                                  stocks represented by the S&P 500(R)
                                                  Index.(2)

-------------
(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

MainStay VP Small Cap Growth Portfolio            Seeks long-term capital appreciation.       Common stock and preferred stock of
                                                                                              companies with market capitalizations
                                                                                              similar to companies in the Russell
                                                                                              2000 Index

MainStay VP Value Portfolio                       Seeks long-term total return from a         Equity securities believed to be
                                                  combination of capital growth and income.   undervalued

         UNDERLYING FIXED INCOME FUNDS                       INVESTMENT OBJECTIVE                       PRIMARY INVESTMENTS
-----------------------------------------------   -----------------------------------------   --------------------------------------
MainStay VP Bond Portfolio                        Seeks the highest income over the long      Domestic and foreign debt or
                                                  term consistent with preservation of        debt-related securities issued by
                                                  principal.                                  governments or corporations

MainStay VP Floating Rate Portfolio               Seeks to provide high current income.       Floating rate loans and other floating
                                                                                              rate debt securities

MainStay VP Government Portfolio                  Seeks a high level of current income,       U.S. government securities and
                                                  consistent with safety of principal.        non-government mortgage-related and
                                                                                              asset-backed securities

MainStay VP High Yield Corporate Bond Portfolio   Seeks current income with capital           Foreign and domestic corporate
                                                  appreciation as a secondary objective.      high-yield debt securities

         UNDERLYING MONEY MARKET FUNDS                       INVESTMENT OBJECTIVE                       PRIMARY INVESTMENTS
-----------------------------------------------   -----------------------------------------   --------------------------------------
MainStay VP Cash Management Portfolio             Seeks a high a level of current income      High-quality, short-term securities
                                                  as is considered consistent with the        denominated in U.S. dollars that
                                                  preservation of capital and liquidity.      mature in 13 months or less

In addition to purchasing the securities listed in the tables above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the following section, "Principal Investment Risks of the Underlying Funds," the Statement of Additional Information, and the Underlying Fund prospectuses.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, the Portfolio may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Manager and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

- Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

- Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

- Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

- Foreign Securities Risk: Foreign investments could be more difficult to sell than U.S. investments. They also may subject an Underlying Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

      Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

      Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

- Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

- Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

- Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios will generally rise.

- Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

- Mortgage- and Asset Backed Security Risk: Mortgage-related (including mortgage backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

- High-Yield Bond Risk: High yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Standard and Poor's ("S&P") or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

- Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

- High Portfolio Turnover: Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights in its prospectus. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

- Initial Public Offering (IPO) Risk: The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Underlying Fund's performance depends on a variety of factors, including the number of IPOs the Underlying Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Underlying Fund. As a portfolio's asset base increases, IPOs often have a diminished effect on such Underlying Fund's performance.

- Derivative Risk: Certain of the Underlying Funds may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Underlying Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Underlying Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

- Loan Participation Interest Risk: Certain of the Underlying Funds may invest in loan participation interests. Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Underlying Fund disposing of such security at a substantial discount from face value or holding such security until maturity.

- Convertible Security Risk: Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Underlying Fund could lose its entire investment.

- Floating Rate Loan Risk: The Floating Rate Loans in which the Underlying Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan.

                           THE FUND AND ITS MANAGEMENT

The Board oversees the actions of the Manager and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, NYLIM administers the Portfolios' business affairs and manages the investment operations of the Portfolios and the composition of the Portfolios' investments, subject to the supervision of the Board of Directors of Fund. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios excluding those maintained by the Portfolios' Custodian, Investors Bank & Trust Company ("IBT"). IBT provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM. The Manager is not responsible for records maintained by the Portfolios' Custodian, except to the extent expressly provided in the advisory agreement between the Manager and the Portfolios.

The Manager pays the salaries and expenses of all personnel affiliated with the Portfolios, and all operational expenses that are not the responsibility of the Portfolio. The Portfolios do not pay any fees to the Manager under the Fund's investment advisory agreement in return for the advisory and asset allocation services provided. The Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Portfolios invest.

NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% (exclusive of 12b-1 Fees) of the value of the Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays the NYLife Distributors Inc., for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios or the Underlying Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios or Underlying Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios and Underlying Funds will not deal with the Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

As of October 31, 2005, NYLIM and its affiliates managed approximately $196 billion in assets.

PORTFOLIO MANAGERS

NYLIM uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's portfolio management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below. The analysts provide the portfolio managers with research based on quantitative factors. The portfolio managers use this research in their asset allocations decisions.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographies information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

TONY ELAVIA Mr. Elavia has been an employee of NYLIM since September 2004 and is a Senior Managing Director. Mr. Elavia is also Chief Investment Officer of NYLIM Equity Investors Group, a division of NYLIM LLC. Prior to joining NYLIM, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

DEVON MCCORMICK, CFA Mr. McCormick joined NYLIM's Quantitative Strategies division in May 2001 and is responsible for research and development of new quantitative models as well as enhancing existing models used for active quantitative portfolio engineering. Mr. McCormick has over twenty years of experience with technology in the field of finance. Prior to joining NYLIM, he was associated with Bankers Trust/Deutsche Bank, Smith Barney and at Morgan Stanley. Mr. McCormick received his B.A. in Philosophy from Vassar College and was awarded his CFA designation in 2000. He is a member of the New York Society of Security Analysts; the Association for Computing Machinery;

the Quantitative Work Alliance for Applied Finance, Education, and Wisdom; the New York Academy of Sciences; and the Society of Quantitative Analysts.

UNDERLYING FUND PERFORMANCE

By investing in the Portfolios, you will indirectly participate in the future performance of the Underlying Funds. While past performance is no guarantee of how the Underlying Funds will perform in the future, the table below is designed to show you how the Initial Class shares of the Underlying Funds have performed over time. The performance of each Portfolio will be comprised of the Underlying Funds' blended performance in proportion to which they are represented in the Portfolio. A Portfolio may, from time to time, invest a greater proportion of its assets in Underlying Funds whose performance outperforms or lags other Underlying Funds, resulting in those Underlying Funds impacting the Portfolio's performance to a greater degree.

AVERAGE ANNUAL TOTAL RETURNS                           1         5       10 YEARS OR LIFE
(FOR THE PERIODS ENDING SEPTEMBER 30, 2005)           YEAR     YEARS         OF FUND
MainStay VP Bond Portfolio                            2.63%     6.49%         6.19%
MainStay VP Capital Appreciation Portfolio           14.60%    -8.93%         5.59%
MainStay VP Cash Management Portfolio                 2.18%     2.01%         3.60%
MainStay VP Common Stock Portfolio                   15.66%    -2.48%         9.30%
MainStay VP Developing Growth Portfolio(1)           21.34%    -0.60%         0.47%
MainStay VP Floating Rate Portfolio(2)                   -         -          1.38%
MainStay VP Government Portfolio                      2.63%     5.60%         5.80%
MainStay VP Growth Portfolio(3)                      12.48%    -9.53%         3.81%
MainStay VP High Yield Corporate Bond Portfolio(4)    7.36%     8.99%         9.62%
MainStay VP International Equity Portfolio(5)        20.75%     5.32%         7.64%
MainStay VP Mid Cap Core Portfolio(6)                30.39%        -         10.75%
MainStay VP Mid Cap Growth Portfolio(7)              32.39%        -          6.92%
MainStay VP S&P 500 Index Portfolio                  11.89%    -1.74%         9.16%
MainStay VP Small Cap Growth Portfolio(8)            16.10%        -          2.86%

--------
1.    The Fund commenced operations on 5/1/98.

2.    The Fund commenced operations on 5/1/05.

3.    The Fund commenced operations on 5/1/98.

4.    The Fund commenced operations on 5/1/95.

5.    The Fund commenced operations on 5/1/95.

6.    The Fund commenced operations on 6/2/01.

7.    The Fund commenced operations on 7/2/01.

8.    The Fund commenced operations on 7/2/01.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                       PURCHASE AND REDEMPTION OF SHARES

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares. Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Funds, (Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued). The value of a Portfolio's other investments are generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. An Underlying Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

DIVIDENDS AND DISTRIBUTION

A shareholder of a Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                               GENERAL INFORMATION

CUSTODIAN

Investor's Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117, is the custodian of the Portfolios' assets.

                              FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Portfolios, as they had not commenced operations as of the date of this prospectus.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS

Provides additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

TO OBTAIN COPIES OF THESE DOCUMENTS WITHOUT CHARGE, OR ASK QUESTIONS ABOUT THE
PORTFOLIOS:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019. These documents are not available via the internet because the Portfolios do not have a website.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No dealer, salesman or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIM. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                               The MainStay VP Series Fund, Inc.
                                                  SEC File Number:  811-03833-01

                          MAINSTAY VP SERIES FUND, INC.

                       Statement of Additional Information

                                       for

                  MainStay VP Conservative Allocation Portfolio
                    MainStay VP Moderate Allocation Portfolio
                MainStay VP Moderate Growth Allocation Portfolio
                     MainStay VP Growth Allocation Portfolio

                     Initial Class and Service Class Shares


                                February 13, 2006

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated February 13, 2006, for the Initial Class and Service Class shares of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio, each a separate investment series (collectively, the "Portfolios") of MainStay VP Series Fund, Inc., a Maryland corporation (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

Since the Portfolios have not commenced operations as of the date of this SAI, no financial information is available.

                                TABLE OF CONTENTS

THE FUND........................................................................................     1

THE PORTFOLIOS' INVESTMENT POLICIES.............................................................     1

FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................................     1

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING FUNDS.......     3

            Depositary Receipts.................................................................     3

            Arbitrage...........................................................................     3

            Borrowing...........................................................................     3

            Commercial Paper....................................................................     4

            Convertible Securities..............................................................     4

            Temporary Defensive Position; Cash Equivalents......................................     5

            Repurchase Agreements...............................................................     5

            Reverse Repurchase Agreements.......................................................     6

            U.S.  Government Securities.........................................................     6

            Standard & Poor's Depositary Receipts ("SPDRs").....................................     7

            Corporate Debt and Corporate Fixed Income Securities................................     7

            Lending Of Portfolio Securities.....................................................     8

            Illiquid Securities.................................................................     8

            Floating Rate Loans.................................................................     9

            Restricted Securities...............................................................    10

            Securities of Other Investment Companies............................................    10

            Bank Obligations....................................................................    11

            Floating and Variable Rate Securities...............................................    11

            Foreign Securities..................................................................    12

            Exchange Traded Funds...............................................................    13

            Foreign Currency Transactions.......................................................    13

            Foreign Government and Supranational Entity Securities..............................    15

            Foreign Index-Linked Instruments....................................................    16

            Firm or Standby Commitments.........................................................    17

            When-Issued Securities..............................................................    18

            Mortgage-Related and Other Asset-Backed Securities..................................    18

            Mortgage Dollar Rolls...............................................................    24

            Brady Bonds.........................................................................    24

            Loan Participation Interests........................................................    25

            Real Estate Investment Trusts ("REITS").............................................    26

            Risk Management Techniques..........................................................    26

            Options on Foreign Currencies.......................................................    29

            Futures Transactions................................................................    31

            Swap Agreements.....................................................................    37

            Warrants............................................................................    38

            Short Sales Against the Box.........................................................    38

            Risks Associated with Debt Securities...............................................    39

            Risks of Investing in High Yield Securities ("Junk Bonds")..........................    39

            Zero Coupon Bonds...................................................................    40

SPECIAL CONSIDERATIONS FOR CERTAIN UNDERLYING FUNDS.............................................    41

BOARD MEMBERS AND OFFICERS......................................................................    41

THE MANAGER.....................................................................................    47

ADMINISTRATIVE SERVICES.........................................................................    47

12B-1 PLAN......................................................................................    48

PROXY VOTING POLICIES AND PROCEDURES............................................................    48

DISCLOSURE OF PORTFOLIO HOLDINGS................................................................    50

PORTFOLIO MANAGERS..............................................................................    51

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................    52

NET ASSET VALUE.................................................................................    54

            How Portfolio Securities are Valued.................................................    54

TAX INFORMATION.................................................................................    56

PERFORMANCE INFORMATION.........................................................................    58

PURCHASE AND REDEMPTION OF SHARES...............................................................    58

GENERAL INFORMATION.............................................................................    58

            Control Persons and Principal Holders of Securities.................................    60

CODE OF ETHICS..................................................................................    60

LEGAL COUNSEL...................................................................................    60

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................................    60

APPENDIX A......................................................................................    A-1

                                    THE FUND

      The Fund, an open-end management investment company, was incorporated under Maryland law on June 3, 1983. Each Portfolio of the Fund as described herein is diversified. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form.


                       THE PORTFOLIOS' INVESTMENT POLICIES

      The Portfolios invest all of their assets in certain series of the Fund. These series in which the Portfolios invest are referred to in this Statement as the "Underlying Funds." Each Underlying Fund is advised by New York Life Investment Management LLC ("NYLIM" or the "Manager") and considered to be "affiliates" of the Portfolios. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the portfolios of those Underlying Funds. The Underlying Funds, in which the Portfolios may invest, as set forth in the Portfolios' prospectus, are described herein. The Manager may change the Underlying Funds from time to time without prior approval from shareholders. By investing in the Underlying Funds, the Portfolios may have an indirect investment interest in some or all of the securities and instruments described in the section entitled "Investment Practices, Instruments and Risks Common to the Underlying Funds," depending upon how their assets are allocated among the Underlying Funds. The Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described herein and in the Underlying Funds' current Prospectuses and Statements of Additional Information. Those Prospectuses and Statements of Additional Information are available upon request, free of charge by writing, New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

      The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which the Portfolios or the Underlying Funds may invest, the investment policies and portfolio strategies that the Portfolios may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Portfolio's Prospectus, the Manager may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all of the Portfolios. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio or underlying Fund but, to the extent employed, could from time to time have a material impact on that Portfolio's performance.

      THE UNDERLYING FUNDS

      The Portfolios may choose to invest in 19 of the 25 series of the Fund, each of which, except Floating Rate Fund, is diversified.

  NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolios will fluctuate based on the value of the securities held by each Portfolios. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


      The investment restrictions of the Portfolios set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and this SAI, and the Portfolios' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation of the Portfolio's policies or restrictions.

      Each Portfolio:

         (1) may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing:
              (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause
              (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and
              (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;


         (2) shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (3) may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (4) may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (5) may make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (6) may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (7) may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

         (8) may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

      The investment objective of each Portfolio is non-fundamental and may be changed by the Board without shareholder approval.

      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS
                              AND UNDERLYING FUNDS

      The Portfolios invest substantially all of their assets in the Underlying Funds. By investing in the Underlying Funds, each Portfolio may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. The Underlying Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the applicable Prospectus and SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the portfolio manager of an Underlying Fund may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. The Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below. A complete description of the Underlying Funds and their attendant risks is contained in the current Prospectuses and Statements of Additional Information, which are included in the registration statements for the Fund, on file with the Securities and Exchange Commission under File Nos. 2-86082 and 811-03833-01, and are incorporated into this document by reference. The Prospectuses and Statements of Additional Information of the Underlying Funds may be obtained free of charge by writing New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

      DEPOSITARY RECEIPTS

      An Underlying Fund may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs") are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

      ARBITRAGE

      An Underlying Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Underlying Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Underlying Fund at the time of the transaction, thus eliminating any risk to the assets of an Underlying Fund. Such transactions, which involve costs to an Underlying Fund, may be limited by the policy of each Underlying Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

      BORROWING

      The portfolios and certain Underlying Funds may borrow from a bank to the extent permitted by their respective investment restrictions. This borrowing may be unsecured. The 1940 Act requires a fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, an Underlying Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Underlying Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of an Underlying Fund's borrowings, an Underlying Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on an Underlying Fund's net asset value per share of any increase or decrease in the market value of the Underlying Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. An Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of an Underlying Fund's shares.

      COMMERCIAL PAPER

      The Portfolios and the Underlying Funds may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Services Inc. ("Moody's") or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Underlying Fund's manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Underlying Funds may invest in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Underlying Fund's manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

      CONVERTIBLE SECURITIES

      Certain Underlying Funds may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Underlying Fund's holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the holder's investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

      TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market conditions, for temporary defensive purposes, each Portfolio and Underlying Fund may invest, without limit, in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the manager or Subadvisor to be of comparable high quality and liquidity.

      In addition, a portion of a Portfolio's or an Underlying Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

      REPURCHASE AGREEMENTS

      The Portfolios and Underlying Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.

      A repurchase agreement, which provides a means for a Portfolio or an Underlying Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio or Underlying Fund. The Portfolio or Underlying Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio or Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio or Underlying Fund together with the repurchase price upon repurchase. In either case, the income to the Portfolio or Underlying Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      No Portfolio or Underlying Fund will invest more than 15% (10% in the case of certain Underlying Funds) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, an Underlying Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio or Underlying Fund has not perfected a security interest in the Obligation, the Portfolio or Underlying Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio or Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio or an Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio or an Underlying Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Board Members of the Portfolios and the Underlying Funds have delegated to each Portfolio's or Underlying Fund's Manager or Subadvisor, as applicable, the authority and responsibility to monitor and evaluate the Portfolios' or Underlying Funds' use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios or Underlying Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios or Underlying Funds, the Manager or Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio or an Underlying Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio or an Underlying Fund subject to a repurchase agreement as being owned by the Portfolio or Underlying Fund or as being collateral for a loan by the Portfolio or Underlying Fund to the seller.

      REVERSE REPURCHASE AGREEMENTS

      A Portfolio or an Underlying Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Portfolio or Underlying Fund and its agreement to repurchase the instrument at a specified time and price.

      Under a reverse repurchase agreement, the Portfolio or Underlying Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio or an Underlying Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      Each Portfolio and Underlying Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

      While a reverse repurchase agreement is outstanding, the Portfolios or Underlying Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.

      The use of reverse repurchase agreements by a Portfolio or an Underlying Fund creates leverage which increases such Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio or Underlying Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

      U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan

Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

      STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs")

      An Underlying Fund may invest in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by an Underlying Fund. Moreover, an Underlying Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a fund due to transaction costs and other fund expenses.

      CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

      Certain Underlying Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers may be limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Underlying Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Underlying Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Underlying Funds to a degree comparable to that of rated securities which are consistent with the Underlying Funds' objective and policies.

      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by an Underlying Fund, the Underlying Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Underlying Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Underlying Fund's Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

      LENDING OF PORTFOLIO SECURITIES

      Certain Underlying Funds may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the respective Board of the Underlying Fund. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33-1/3% of the total assets of the Underlying Funds (lower limits apply for certain Underlying Funds as set forth in the applicable Prospectus or SAI). The Underlying Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Underlying Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Underlying Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of the Underlying Funds have entered into an agency agreement with Investors Bank & Trust Company ("IBT") which acts as the Underlying Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with an Underlying Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board of the relevant Underlying Fund, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33-1/3% of the value of the total assets of the lending Underlying Fund (lower limits apply for certain Underlying Funds). Under the guidelines adopted by the Underlying Fund's Board, an Underlying Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

      Subject to the receipt of exemptive relief from the 1940 Act, the Underlying Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Underlying Funds.

      ILLIQUID SECURITIES

      Certain Underlying Funds may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Underlying Fund's net assets (15% for certain Underlying Funds) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a fund.

      Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of an Underlying Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Underlying Fund's Board in good faith deems appropriate to reflect their fair market value.

      FLOATING RATE LOANS

      Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which an Underlying Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      An Underlying Fund may invest in a floating rate loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. An Underlying Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, an Underlying Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      An Underlying Fund may make a direct investment in a floating rate loan as one of the lenders, which is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Underlying Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield an Underlying Fund receives on the investment. If an Underlying Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Underlying Fund through the amortization of the purchase price premium; whereas purchases below par will effectively increase the amount of interest being received by the Underlying Fund through the amortization of the purchase price discount. An Underlying Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

      If an Underlying Fund purchases an assignment from a lender, the Underlying Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if an Underlying Fund purchases a participation interest either from a lender or a participant, the fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Underlying Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Underlying Fund, in addition to the usual credit risk of the borrower. Therefore, when an Underlying Fund invests in floating rate loans through the purchase of participation interests, the manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Underlying Fund and a borrower.

      Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

      The Underlying Fund's manager must determine that the investment is suitable for the Underlying Fund based on the manager's independent credit analysis and industry research. Generally, this means that the manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Underlying Fund's manager will conduct extensive due diligence, including company visits and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Underlying Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Underlying Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in an Underlying Fund's net asset value as a result of changes in interest rates. However, the Underlying Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

      RESTRICTED SECURITIES

      Certain Underlying Funds may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 15% of the value of such Underlying Fund's net assets (10% for certain Underlying Funds) to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 (the "1933 Act"), determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

      SECURITIES OF OTHER INVESTMENT COMPANIES

      An Underlying Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Underlying Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit an Underlying Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Underlying Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Underlying Fund's total assets in securities of all investment companies. Each Underlying Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Underlying Fund invests in addition to the fees and expenses each Underlying Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market. In addition, no Underlying Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


      BANK OBLIGATIONS

      The Portfolios and the Underlying Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and certain Underlying Funds may invest in CDs, time deposits and other short-term obligations issued by S&Ls.

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Underlying Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Underlying Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Underlying Fund will invest accordingly. Certain Underlying Funds will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      FLOATING AND VARIABLE RATE SECURITIES

      Certain Underlying Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide an Underlying Fund with a certain degree of protection against rises in interest rates, an Underlying Fund will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      Certain Underlying Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of an Underlying Fund's limitation on investments in such securities.

      FOREIGN SECURITIES

      Subject to certain limitations set forth in their Prospectuses, certain Underlying Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Portfolio or an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Underlying Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar denominated securities traded in U.S. securities markets.

      Certain Underlying Funds may invest in countries with emerging markets, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

      EXCHANGE TRADED FUNDS

      To the extent the Underlying Funds may invest in securities of other investment companies, each Underlying Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by an Underlying Fund could result in losses on the Underlying Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. An portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Underlying Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Underlying Fund. (See also "Securities of Other Investment Companies.").

      FOREIGN CURRENCY TRANSACTIONS

      Certain Underlying Funds (other than money market funds) may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Underlying Funds' assets. However, an Underlying Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that an Underlying Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. An Underlying Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, an Underlying Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Underlying Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

      A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

      A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

      While an Underlying Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Underlying Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between an Underlying Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Underlying Fund. Such imperfect correlation may prevent the Underlying Fund from achieving the intended hedge or expose the Underlying Fund to the risk of currency exchange loss.

      An Underlying Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, an Underlying Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. An Underlying Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract.

      However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

      Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, an Underlying Fund Manager or Subadvisor may believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of an Underlying Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which an Underlying Fund might employ a foreign currency transaction. When an Underlying Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, an Underlying Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although an Underlying Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Underlying Fund Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Underlying Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), an Underlying Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      An Underlying Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Underlying Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Underlying Fund to assume the risk of fluctuations in the value of the currency it purchases.

      An Underlying Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, an Underlying Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If an Underlying Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Underlying Fund into such currency. If an Underlying Fund engages in an offsetting transaction, the Underlying Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      When an Underlying Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, an Underlying Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. An Underlying Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, an Underlying Fund may deem its forward currency hedge position to be covered by Underlying Fund portfolio securities or may establish a Segregated Account with its custodian in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Underlying Fund will establish a Segregated Account with its custodian as described above. In the event that an Underlying Fund establishes a Segregated Account, the Underlying Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Underlying Fund on a daily basis so that the value of the account will at least equal the amount of the Underlying Fund's commitments with respect to such contracts.

      It should be realized that the use of forward currency contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      The Underlying Fund's Manager or Subadvisor believes that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

      The Underlying Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter an Underlying Fund's exposure to currencies and could result in losses to the Underlying Fund if currencies do not perform as the Manager or Subadvisor anticipates. An Underlying Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain that might be realized by an Underlying Fund if the value of the hedged currency increases.

      An Underlying Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      To different degrees, certain Underlying Funds are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Underlying Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S.

government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited legal recourse in the event of default.

      The Underlying Fund's Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Underlying Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Certain Underlying Funds' portfolios may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolios or Underlying Funds may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect an Underlying Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Underlying Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause an Underlying Fund to suffer a loss of interest or principal on any of its holdings.

      FOREIGN INDEX-LINKED INSTRUMENTS

      Certain Underlying Funds may invest, subject to compliance with its respective limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

      A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Underlying Funds' ability to invest in foreign index-linked instruments.

      FIRM OR STANDBY COMMITMENTS

      An Underlying Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. An Underlying Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. An Underlying Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Underlying Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Underlying Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

      Each Underlying Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Underlying Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The manager and subadvisor understand that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Underlying Funds intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to an Underlying Fund, nor have the Underlying Funds assumed that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect an Underlying Fund's valuation of the security underlying the commitment. Any consideration paid by an Underlying Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Underlying Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to an Underlying Fund and not for purposes of leveraging the Underlying Fund's assets. However, an Underlying Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom an Underlying Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Underlying Fund.

      The Underlying Funds do not believe that their net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time an Underlying Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. Each Underlying Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      WHEN-ISSUED SECURITIES

      Each Underlying Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by an Underlying Fund and no interest accrues to the Underlying Fund. To the extent that assets of an Underlying Fund are held in cash pending the settlement of a purchase of securities, that Underlying Fund would earn no income; however, it is the Underlying Funds' intention that each Underlying Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Underlying Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to an Underlying Fund and not for purposes of leveraging the Underlying Fund's assets. However, an Underlying Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom an Underlying Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Underlying Fund.

      The Underlying Funds do not believe that their net asset value per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time an Underlying Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Underlying Fund's net asset value per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Each Underlying Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Underlying Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Underlying Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Underlying Funds, to the extent permitted in the applicable Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Underlying Funds that are money market funds may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      An Underlying Fund will invest in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as GNMA, FHLMC, and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Underlying Fund's Manager or Subadvisor. Underlying Funds that are money market funds observe the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a fund will limit its investments in these and other illiquid instruments in accordance with limits set forth in the Underlying Fund's prospectuses.

      Mortgage Pass-Through Securities. Certain Underlying Funds may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

      GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Underlying Funds reserve the right to invest in them.

      Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Underlying Fund's Manager or Subadvisor determines that the securities meet the Underlying Fund's quality standards.

      Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Underlying Fund's Manager or Subadvisor determines that the securities meet the Underlying Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, and Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The Underlying Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of an Underlying Fund's net assets would be invested in any one such CMO, more than 10% of the Underlying Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Underlying Fund would hold more than 3% of any outstanding issue of such CMOs.

      FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Underlying Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, an Underlying Fund's Manager or Subadvisor will, consistent with the Underlying Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities. Each of the Underlying Funds limits its investment in CMO residuals to less than 5% of its net assets.

      CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities.

      Under certain circumstances, an Underlying Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Underlying Fund to be deemed to have taxable income in addition to their fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Underlying Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Underlying Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Underlying Funds that hold such interests. The Underlying Funds will consider this rule in determining whether to invest in residual interests.

      Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Underlying Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Underlying Funds, the ability of an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Underlying Funds could be exposed to the risk of a loss.

      Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and an Underlying Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that an Underlying Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Other Asset-Backed Securities. The Underlying Funds' Manager or Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

      An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with its investment objective and policies (and in the case of Underlying Funds that are money market funds , Rule 2a-7), an Underlying Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

      MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which an Underlying Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Underlying Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Underlying Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

      BRADY BONDS

      Brady Bonds are not considered U.S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

      LOAN PARTICIPATION INTERESTS

      The Underlying Funds may invest in interests in syndicated loans. An Underlying Fund's investment in syndicated loan interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Syndicated Loan Interests"). The Syndicated Loan Interests may be acquired from an agent bank, co-lenders or other holders of Syndicated Loan Interests ("Participants"). In a novation, an Underlying Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, an Underlying Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Underlying Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      An Underlying Fund also may purchase a Syndicated Loan Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Underlying Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Underlying Fund must rely on the lending institution for that purpose. An Underlying Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Syndicated Loan Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Fund. An Underlying Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement an Underlying Fund has direct recourse against the borrower (which is unlikely), an Underlying Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given limited discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of an Underlying Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When an Underlying Fund acts as co-lender in connection with a Syndicated Loan Interest or when an Underlying Fund acquires a Syndicated Loan Interest the terms of which provide that the Underlying Fund will be in privity of contract with the corporate borrower, the Underlying Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Underlying Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Syndicated Loan Interests an Underlying Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Syndicated Loan Interest meets the Underlying Fund's qualitative standards. There is a risk that there may not be a readily available market for Syndicated Loan Interests and, in some cases, this could result in an Underlying Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When an Underlying Fund is required to rely upon a lending institution to pay the Underlying Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Underlying Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Underlying Fund's portfolio.

      The principal credit risk associated with acquiring Syndicated Loan Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. An Underlying Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Underlying Fund must assume the risk of insolvency of the co-lender from which the Syndicated Loan Interest was acquired and that of any person interpositioned between the Underlying Fund and the co-lender.

      REAL ESTATE INVESTMENT TRUSTS ("REITS")

      An Underlying Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate related loans. The Underlying Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that an Underlying Fund invests in REITs, the Underlying Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Underlying Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

      RISK MANAGEMENT TECHNIQUES

      The Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

      The Underlying Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When an Underlying Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If an Underlying Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Underlying Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of an Underlying Fund's net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

      Writing Call Options. Each Underlying Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by an Underlying Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Underlying Fund in liquid assets in a segregated account with its custodian.

      An Underlying Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Underlying Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Underlying Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. An Underlying Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      An Underlying Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Underlying Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Underlying Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Underlying Fund. When a security is to be sold from the Underlying Fund's portfolio, the Underlying Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If an Underlying Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Underlying Fund will not sell the underlying security until the option expires, or the Underlying Fund otherwise covers the existing option portion or the Underlying Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

      Each Underlying Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in an Underlying Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Underlying Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of all options on U.S. government securities.

      Writing Put Options. Certain Underlying Funds, as specified for the Underlying fund in the Prospectus, may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by an

      Underlying Fund are agreements by an Underlying Fund, for a premium received by the Underlying Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by an Underlying Fund is "covered" if the Underlying Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Underlying Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Underlying Fund in liquid assets in a segregated account with its custodian.

      The premium that the Underlying Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Underlying Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Underlying Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Underlying Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If an Underlying Fund is able to enter into a closing purchase transaction, the Underlying Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Underlying Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Underlying Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Underlying Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Underlying Funds' intention that each Underlying Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Underlying Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      Purchasing Options. Certain Underlying Funds, as specified for the Underlying Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Underlying Funds will engage in such transactions only with firms the manager or the subadvisor deem to be of sufficient creditworthiness so as to minimize these risks.

      The Underlying Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable an Underlying Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

      In addition, the Underlying Fund will continue to receive interest or dividend income on the security. The put options purchased by the Underlying Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Underlying Fund or to a security which the Underlying Fund has the right to purchase. In the case of a purchased call option, the Underlying Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Underlying Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Underlying Funds may also purchase call options on securities, which the Underlying Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Underlying Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Underlying Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Underlying Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Underlying Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      Special Risks Associated with Options on Securities. An Underlying Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. An Underlying Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Underlying Fund. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Underlying Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      An Underlying Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Underlying Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

      The ability of an Underlying Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      OPTIONS ON FOREIGN CURRENCIES

      To the extent that it invests in foreign currencies, certain Underlying Funds may purchase and write options on foreign currencies. An Underlying Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. An Underlying Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the

U.S. dollar cost of foreign securities to be acquired. An Underlying Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Underlying Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Underlying Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Underlying Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired is denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Underlying Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Underlying Fund intends to acquire. As in the case of other types of options transactions, however, the benefit an Underlying Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      An Underlying Fund may also write options on foreign currencies for hedging purposes. For example, if an Underlying Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Underlying Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Underlying Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, an Underlying Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by an Underlying Fund is "covered" if that Underlying Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if an Underlying Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by an Underlying Fund in liquid assets in a segregated account with its custodian.

      Options on foreign currencies to be written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to an Underlying Fund's position, an Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

      An Underlying Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Underlying Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

      Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

      FUTURES TRANSACTIONS

      Certain Underlying Funds may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Underlying Fund's securities. An Underlying Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Underlying Fund's portfolio and for other appropriate risk management and investment purposes. For example, an Underlying Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of an Underlying Fund's portfolio of fixed-income securities.

      An Underlying Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. An Underlying Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Underlying Fund's ability to invest in foreign currencies, each Underlying Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. An Underlying Fund may also purchase and write put and call options on futures contracts of the type into which such Underlying Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Underlying Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject an Underlying Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of an Underlying Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Underlying Fund than might later be available in the market when the Underlying Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Underlying Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by an Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value per share, each Underlying Fund will mark-to-market its open futures positions. Moreover, each Underlying Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by an Underlying Fund will usually be liquidated in this manner, the Underlying Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Underlying Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--an Underlying Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. An Underlying Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Underlying Fund (or securities having characteristics similar to those held by the Underlying Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Underlying Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, an Underlying Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Underlying Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Underlying Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. An Underlying Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Underlying Fund's portfolio of securities.

      The Underlying Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge an Underlying Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Underlying Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when an Underlying Fund might wish to buy or sell a futures contract.

      Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of an Underlying Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Underlying Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Underlying Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, an Underlying Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, an Underlying Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. An Underlying Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Underlying Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      Currency Futures. A sale of a currency futures contract creates an obligation by an Underlying Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by an Underlying Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. An Underlying Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Underlying Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Underlying Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Underlying Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by an Underlying Fund, the Underlying Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Underlying Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Underlying Fund, the Underlying Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Underlying Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Underlying Fund realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of an Underlying Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Underlying Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by an Underlying Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the or Underlying Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging an Underlying Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Underlying Fund is not fully invested or of lengthening the average maturity or duration of an Underlying Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Underlying Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If an Underlying Fund writes options on futures contracts, the Underlying Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Underlying Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Underlying Fund. If the option is exercised, the Underlying Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Underlying Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Underlying Fund writes a put option on a futures contract on debt securities related to securities that the Underlying Fund expects to acquire and the market price of such securities increases, the net cost to an Underlying Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Underlying Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, an Underlying Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Underlying Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. An Underlying Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Underlying Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Underlying Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Underlying Fund.

      When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the Underlying Fund's custodian).

      When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

      When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Underlying Fund's securities being hedged, even if the hedging vehicle closely correlates with an Underlying Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Underlying Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when an Underlying Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Underlying Fund's portfolio may decline. If this were to occur, the Underlying Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Underlying Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Underlying Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that an Underlying Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      SWAP AGREEMENTS

      Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Underlying Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, an Underlying Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Underlying Fund's portfolio. Certain Underlying Funds may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift an Underlying Fund's investment exposure from one type of investment to another. For example, if an Underlying Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Underlying Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Underlying Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from an Underlying Fund. If a swap agreement calls for payments by an Underlying Fund, such Portfolio must be prepared to make such payments when due.

      Whether an Underlying Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause an Underlying Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Fund's repurchase agreement guidelines. Certain restrictions imposed on the Underlying Funds by the Code may limit the Underlying Funds' ability to use swap agreements. An Underlying Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

      WARRANTS

      To the extent that an Underlying Fund invests in equity securities, the Underlying Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant. Certain Underlying Funds will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Underlying Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Underlying Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by an Underlying Fund in units or attached to securities may be deemed to be without value.

      SHORT SALES AGAINST THE BOX

      Certain Underlying Funds may engage in short sales, which are transactions in which an Underlying Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Underlying Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of an Underlying Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, an Underlying Fund owns or has the right to obtain securities equivalent in kind and amount. An Underlying Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Underlying Fund. If the value of a security sold short against the box increases, the Underlying Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Underlying Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Underlying Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Underlying Fund has open short sales, were to become bankrupt, an Underlying Fund could experience losses or delays in recovering gains on short sales. An Underlying Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

      RISKS ASSOCIATED WITH DEBT SECURITIES

      To the extent that an Underlying Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by an Underlying Fund, and thus the net asset value per share of the Underlying Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Underlying Fund's investments, changes in the relative values of the currencies in which the Underlying Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Underlying Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by an Underlying Fund, and a decline in interest rates will increase the value of fixed income securities held by an Underlying Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      Since shares of the Underlying Funds represent an investment in securities with fluctuating market prices, the value of shares of each Underlying Fund will vary as the aggregate value of the Underlying Fund's portfolio securities increases or decreases. Certain Underlying Funds may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor. Moreover, the value of lower rated debt securities that an Underlying Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Underlying Funds but will be reflected in the net asset value of the Underlying Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Underlying Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

      RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

      Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

      If the issuer of high yield/high risk bonds defaults, an Underlying Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Underlying Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

      The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Underlying Fund, the Underlying Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Underlying Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on an Underlying Fund's net asset value per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. An Underlying Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Underlying Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Underlying Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

      ZERO COUPON BONDS

      The Underlying Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Underlying Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which an Underlying Fund must accrue and distribute every year even though the Underlying Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

               SPECIAL CONSIDERATIONS FOR CERTAIN UNDERLYING FUNDS

      "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, an Underlying Funds' manager. S&P does not sponsor, endorse, sell or promote any of the Portfolios or Underlying Funds or represent the advisability of investing in any of these Portfolios.

                           BOARD MEMBERS AND OFFICERS

      The Board Members oversee the Portfolios and the Manager. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED DIRECTORS*

                      POSITION(s)
                       HELD WITH                                                    NUMBER OF
                          THE                                                     PORTFOLIOS IN
                       FUND AND                                                    FUND COMPLEX         OTHER
 NAME AND DATE OF      LENGTH OF      PRINCIPAL OCCUPATION(s) DURING PAST FIVE     OVERSEEN BY      DIRECTORSHIPS
      BIRTH           TIME SERVED                      YEARS                         DIRECTOR      HELD BY DIRECTOR
-----------------    ------------    -----------------------------------------    -------------    ----------------
Gary E. Wendlandt    Chairman and    Chief Executive Officer, Chairman and              62               None
DOB: 10/8/50         Chief           Manager, New York Life Investment
                     Executive       Management LLC (including predecessor
                     Officer         advisory organizations) and New York Life
                     since           Investment Management Holdings LLC;
                     January 1,      Executive Vice President, New York Life
                     2002, and       Insurance Company; Director, NYLIFE
                     Director        Distributors LLC; Chairman and Manager,
                     since           McMorgan & Company LLC; Manager, MacKay
                     November        Shields LLC; Executive Vice President,
                     2001.           New York Life Insurance and Annuity
                                     Corporation; Chairman and Trustee, The
                                     MainStay Funds (24 portfolios); formerly,
                                     Executive Vice President and Chief
                                     Investment Officer, MassMutual Life
                                     Insurance Company.

Anne F. Pollack      President       Senior Vice President and Chief                    25         Director, Andrew
DOB: 11/7/55         since 1990,     Investment Officer, New York Life                               Corporation
                     and Director    Insurance Company; Senior Vice President,                     February 7, 2005
                     since 1989.     Chief Investment Officer and Manager,                            to present
                                     NYLIFE LLC and New York Life
                                     International LLC; Senior Vice President,
                                     Chief Investment Officer and Director,
                                     New York Life Insurance and Annuity
                                     Corporation and NYLIFE Insurance Company
                                     of Arizona; Director, NYLIFE Securities
                                     Inc.

Robert D. Rock       Vice            Senior Vice President, New York Life               25               None
DOB: 12/16/54        President       Insurance Company; Senior Vice President
                     since 1995,     and Director, New York Life Insurance and
                     and Director    Annuity Corporation and NYLIFE
                     since 1994.     Distributors LLC; Director, NYLIFE
                                     Insurance Company of Arizona; Senior Vice
                                     President, NYLIFE Securities Inc.

-------------
* Certain Directors are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                            NON-INTERESTED DIRECTORS

                         POSITION(s)
                          HELD WITH                                                  NUMBER OF
                             THE                                                   PORTFOLIOS IN
                          FUND AND                                                  FUND COMPLEX        OTHER
  NAME AND DATE OF        LENGTH OF     PRINCIPAL OCCUPATION(s) DURING PAST FIVE    OVERSEEN BY     DIRECTORSHIPS
        BIRTH            TIME SERVED                     YEARS                        DIRECTOR     HELD BY DIRECTOR
--------------------    ------------   -----------------------------------------   -------------   ----------------
Jill Feinberg           Director       President, Jill Feinberg & Company, Inc.          25              None
DOB: 4/14/54            since 1995.    (special events and meeting planning
                                       firm).

Daniel Herrick          Director       Retired.  Treasurer and Executive                 25              None
DOB: 12/1/20            since 1983.    Officer, National Gallery of Art (1985 to
                                       1995).

Roman L. Weil           Director       V. Duane Rath Professor of Accounting,            25              None
DOB: 5/22/40            since 1994.    Graduate School of Business, University
                                       of Chicago; President, Roman L. Weil
                                       Associates, Inc. (consulting firm).

John A. Weisser, Jr.    Director       Retired.  Managing Director of Salomon            25              None
DOB: 10/22/41           since 1997.    Brothers, Inc. (1981 to 1995).

                         OFFICERS WHO ARE NOT DIRECTORS

                       POSITION(s)                                                  NUMBER OF
                           HELD                                                   PORTFOLIOS IN
                      WITH THE FUND                                               FUND COMPLEX          OTHER
  NAME AND DATE OF    AND LENGTH OF    PRINCIPAL OCCUPATION(s) DURING PAST FIVE    OVERSEEN BY      DIRECTORSHIPS
       BIRTH           TIME SERVED                       YEARS                      DIRECTOR      HELD BY DIRECTOR
-------------------   --------------   -----------------------------------------   ------------   ----------------
Michael G. Gallo      Executive        Senior Vice President New York Life             N/A               N/A
DOB: 1/5/55           Vice             Insurance Company.
                      President
                      since
                      February 2005

Scott T. Harrington   Vice             Director, New York Life Investment              N/A               N/A
DOB: 2/8/59           President -      Management LLC (including predecessor
                      Administration   advisory organizations); Vice President
                      since June       - Administration, The MainStay Funds,
                      2005             Eclipse Funds, and Eclipse Funds Inc.
                                       (since June 2005)

Alison H. Micucci     Vice             Managing Director and Chief Compliance          N/A               N/A
DOB: 12/16/65         President -      Officer, New York Life Investment
                      Compliance       Management LLC (June 2003); Vice
                      since            President - Compliance, The MainStay
                      September 2004   Funds, Eclipse Funds, Eclipse Funds
                                       Inc.; Senior Managing Director -
                                       Compliance - NYLIFE Distributors; Deputy
                                       Chief Compliance Officer, New York Life
                                       Investment Management LLC (September
                                       2002 - June 2003); Vice President and
                                       Compliance Officer, Goldman Sachs Asset
                                       Management (November 1999 to August
                                       2002)

                       POSITION(s)                                                  NUMBER OF
                           HELD                                                   PORTFOLIOS IN
                      WITH THE FUND                                               FUND COMPLEX          OTHER
  NAME AND DATE OF    AND LENGTH OF    PRINCIPAL OCCUPATION(s) DURING PAST FIVE    OVERSEEN BY      DIRECTORSHIPS
       BIRTH           TIME SERVED                       YEARS                      DIRECTOR      HELD BY DIRECTOR
-------------------   --------------   -----------------------------------------   ------------   ----------------
Richard W. Zuccaro    Tax Vice         Vice President, New York Life Insurance         N/A               N/A
DOB: 12/12/49         President        Company; Vice President, New York Life
                      since 1991.      Insurance and Annuity Corporation,
                                       NYLIFE Insurance Company of Arizona,
                                       NYLIFE LLC, NYLIFE Securities Inc. and
                                       NYLIFE Distributors LLC; Tax Vice
                                       President, New York Life International,
                                       LLC; Tax Vice President, Eclipse Funds,
                                       Eclipse Funds Inc. and The MainStay
                                       Funds.

Arphiela Arizmendi    Acting           Acting Treasurer and Principal Financial        N/A               N/A
DOB: 10/26/56         Treasurer and    and Accounting Officer, The MainStay
                      Principal        Funds, Eclipse Funds, Eclipse Funds
                      Financial and    Inc. and McMorgan Funds (since December
                      Accounting       2005); Director and Manager of Fund
                      Officer since    Accounting and Administration, New York
                      2005.            Life Investment Management LLC (since
                                       March 2003); Assistant Treasurer,
                                       MainStay VP Series Fund, The MainStay
                                       Funds, Eclipse Funds, Eclipse Funds
                                       Inc. and McMorgan Funds (1992 to December
                                       2005).

Marguerite E. H.      Secretary        Managing Director and Associate General         N/A               N/A
Morrison              since            Counsel New York Life Investment
DOB: 3/26/56          September 2004   Management LLC (since June 2004);
                                       Secretary, The MainStay Funds, Eclipse
                                       Funds, Eclipse Funds Inc., Managing
                                       Director and Secretary, NYLIFE
                                       Distributors LLC:  Chief Legal Officer
                                       - Mutual Funds and Vice President and
                                       Corporate Counsel, The Prudential
                                       Insurance Company of America (2000 to
                                       June 2004).
Robert A. Anselmi
DOB: 10/19/46         Secretary        Senior Managing Director, General               N/A               N/A
                      from 2001 to     Counsel and Secretary, New York Life
                      September        Investment Management LLC (including
                      2004; Chief      predecessor advisory organizations);
                      Legal Officer    Chief Legal Officer since February 2005,
                      since October    Managing Director and Senior Counsel,
                      2004             Lehman Brothers Inc. (October 1998 to
                                       December 1999); General Counsel and
                                       Managing Director, JP Morgan Investment
                                       Management Inc. (1986 to September
                                       1998).

      BOARD COMMITTEES

      The Board of Directors oversees the Fund, the Manager and Sub-advisors. The Committees of the Board include the Audit Committee, Nominating and Corporate Governance Committee and the Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

      The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors:
Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There were five Audit Committee meetings held during 2004.

      The purpose of the Nominating and Corporate Governance Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee has not adopted a formal policy whether to consider nominees recommended by shareholders. The members of the Nominating Committee include all of the independent Directors: Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There was one meeting of the Nominating Committee held during 2004.

      The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during 2004.

      The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Arphiela Arizmendi,(1) Jill Feinberg, Alison Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman
L. Weil, and Gary E. Wendlandt. There were four Valuation Committee meetings held during 2004.

      The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There was one meeting of the Valuation Subcommittee held during 2004.

      OWNERSHIP OF SECURITIES

      None of the Directors or officers directly owns shares of the Fund. As of December 1, 2005, the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. For the year ended December 31, 2004, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

      INTERESTED DIRECTORS

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY SECURITIES    COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                IN THE FUND                         OF INVESTMENT COMPANIES
-----------------    ---------------------------------    ----------------------------------------
Gary E. Wendlandt                  None                               $10,001 - $50,000

Anne F. Pollack                    None                                     None

Robert D. Rock                     None                               $10,001 - $50,000

-------------
(1) Jeffrey J. Gaboury, the former Treasurer and Chief Financial and Accounting Officer resigned on December 9, 2005. Arphiela Arizmendi was named Acting Treasurer and Principal Financial and Accounting Officer on December 15, 2005.

      NON-INTERESTED DIRECTORS

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY SECURITIES    COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                IN THE FUND                         OF INVESTMENT COMPANIES
-----------------    ---------------------------------    ----------------------------------------
Michael J. Drabb*                    None                                   None

Jill Feinberg                        None                                   None

Daniel Herrick                       None                                   None

Roman L. Weil                        None                               $1 - $10,000

John A. Weisser, Jr.                 None                              Over $100,000

------------
*  Mr. Drabb resigned on November 30, 2005.

      COMPENSATION

      Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No Director or officer of the Fund who is also a director, officer or employee of New York Life or its subsidiaries entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 2004, for each of the following persons:

                                                   PENSION OR
                                                   RETIREMENT
                                   AGGREGATE        BENEFITS                           TOTAL COMPENSATION
                                  COMPENSATION       ACCRUED       ESTIMATED ANNUAL    FROM REGISTRANT AND
                                      FROM       AS PART OF FUND    BENEFITS UPON     FUND COMPLEX PAID TO
   NAME OF PERSON, POSITION       REGISTRANTS       EXPENSES          RETIREMENT            DIRECTORS
-------------------------------   ------------   ---------------   ----------------   --------------------
Michael J.  Drabb, Director*      $     83,000        $  0               $   0            $     83,000

Jill Feinberg, Director                 89,000           0                   0                  89,000

Daniel Herrick, Director                83,000           0                   0                  83,000

Anne F.  Pollack, Director                   0           0                   0                       0

Robert D.  Rock, Director                    0           0                   0                       0

Roman L.  Weil, Director**             101,000           0                   0                 101,000

John A.  Weisser, Jr., Director         89,000           0                   0                  89,000

Gary E. Wendlandt, Director                  0           0                   0                       0
                                                                                          ------------

   TOTAL                          $    445,000                                            $    445,000
                                                                                          ============

--------------
*  Mr. Drabb resigned on November 30, 2005

** Mr. Weil receives an additional $3,000 per quarter as Chairman of the Audit Committee

      APPROVAL OF MANAGEMENT AGREEMENT


      Section 15(c) of the 1940 Act requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act (the "Independent Directors"), initially review and approve the fund's investment advisory agreements.

      At a meeting held on December 1-2, 2005, the Board of Directors (the "Board") of the Fund considered the approval of a management agreement between the Fund, on behalf of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively, the "Asset Allocation Portfolios") and NYLIM (the "Management Agreement"). In reaching its decision to approve the Management Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

      The Board considered NYLIM's rationale for offering the Asset Allocation Portfolios. The Board also considered that the Asset Allocation Portfolios were intended to fill a gap in NYLIM's variable product line by providing pre-assembled risk-based allocation strategies. The Board took into account that investor interest in asset allocation funds-of-funds had grown since 2001 and that NYLIM had successfully launched the MainStay Asset Allocation Funds earlier in the year. The Board noted that similar asset allocation funds that are series of Eclipse Funds Inc. had attracted significant assets since inception and that agents within New York Life had expressed interest in adding a similar product to the variable annuity product line. The Board concluded that these factors supported NYLIM's recommendation to introduce the Asset Allocation Portfolios.

      The Board received and considered information regarding the nature and extent of services provided to the Asset Allocation Portfolios by NYLIM. The Board considered that NYLIM was responsible for the investment management of the Asset Allocation Portfolios, including the purchase, retention and disposition of holdings in the Underlying Funds. The Board noted that the target allocations, returns and risk characteristics of the Underlying Funds would be monitored by the portfolio managers on an ongoing basis to maintain the desired asset class and investment style exposure. The Board evaluated NYLIM's experience in serving as the manager to other funds-of-funds. The Board also noted that NYLIM had tailored some of its policies and procedures to address any potential compliance issues related to the Asset Allocation Portfolios. The Board concluded that the Asset Portfolios were likely to benefit from the nature and extent of services to be provided to the Asset Allocation Portfolios by NYLIM under the Management Agreement.

      With respect to the quality of services to be provided under the Management Agreement, the Board considered, among other things, the background and experience of NYLIM's senior management and the expertise of and amount of attention expected to be given to the Asset Allocation Portfolios by the investment personnel of NYLIM. The Board also reviewed the qualifications, background and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Asset Allocation Portfolios. The Board concluded that it was satisfied with the quality of the investment advisory services anticipated to be provided to the Asset Allocation Portfolios by NYLIM.

      The Board also considered the proposed management fee of the Asset Allocation Portfolios. The Board noted that because the Asset Allocation Portfolios were structured as funds-of-funds, no management fee would be paid to NYLIM. The Board considered that each Asset Allocation Portfolio would indirectly pay management fees to NYLIM through their respective investments in the Underlying Funds. The Board also received and reviewed a peer expense comparison for each Asset Allocation Portfolio. The Board noted that the proposed management fee of 0.00% was below the median for the peer groups. The Board also took into account that NYLIM had agreed to contractually waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that the total annual operating expenses for the Initial Class shares would not exceed 0.25%. Based upon this and other information, the Board determined that the management fee and total annual operating expenses of the Asset Allocation Portfolios were reasonable given the quality of services expected to be provided and were comparable to the fee and expense ratios of other funds with similar investment objectives.

      Since the Asset Allocation Portfolios were new, no performance information was available. As a result, the Board considered the performance track records of the MainStay Asset Allocation Funds, which are the NYLIM-managed mutual funds that the Asset Allocation Portfolios were modeled after. While aware that past performance was not necessarily indicative of future results, the Board concluded that the historical performance of the mutual funds was satisfactory and that it was reasonable to believe that NYLIM would provide satisfactory performance in the future.

      The Board reviewed information from NYLIM regarding the anticipated profitability of the Asset Allocation Portfolios. The Board considered that the Asset Allocation Portfolios would not likely be profitable over the first fiscal year due to expenses incurred with bringing a new product to market. The Board determined that NYLIM's revenue and expense assumptions were based on estimates and appeared to be reasonable.

      Because the Asset Allocation Portfolios are funds-of-funds, NYLIM does not receive a management fee. As a result, the Board noted that economies of scale would be realized by the Underlying Funds due to the increase in assets from the sale of the Asset Allocation Portfolios. Accordingly, the Board did not consider the potential for the realization of economies of scale by the Asset Allocation Portfolios in determining whether to approve the Management Agreement.

      Based on their evaluation of all material factors, the Board concluded that since the management fee was zero, it was a competitive fee for the services provided.

                                   THE MANAGER

      MANAGEMENT AGREEMENT

      Pursuant to Management Agreements entered into by the Fund dated December 20, 2005 with respect to the Portfolios, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Portfolio, administers each Portfolio's business affairs and has investment advisory responsibilities with respect to the Portfolios' portfolio of securities. NYLIM is a wholly-owned subsidiary of New York Life.

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed.

      Each Management Agreement provides that the Manager shall not be liable to a Portfolio for any error or judgment by the Manager or for any loss sustained by a Portfolio except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

      (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

      The Portfolios do not pay any fees to the Manager in return for these services under the Management Agreement. The Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Portfolios invest.

                             ADMINISTRATIVE SERVICES

      The Manager provides administrative services to each of the Portfolios. These services are provided to the Portfolios pursuant to the

Management Agreement referenced above. The Portfolios do not pay any fees to the Manager in return for these services under the Management Agreement. The Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Portfolios invest. The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed.

      The Manager has agreed to waive "other expenses" and/or reimburse the Portfolios for certain expenses to keep the total annual operating expenses at or below an annual rate of the Initial Class shares to 0.25%. An equivalent reduction will apply to the Service Class shares of the Portfolio. Any waivers and/or reimbursements made by the Manager with respect to a Portfolio are subject to recoupment from that Portfolio within the following three years, provided that the Portfolio is able to pay the Manager and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recorded on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to affect such reimbursement and the Manager intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

                                   12b-1 PLAN

      The Board of Directors has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for Service Class shares. There is no 12b-1 Plan in effect for Initial Class shares. Each Portfolio pays NYLife Distributors Inc., for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. It is possible that in any given year, the amount paid to certain financial institutions for such services could exceed the financial institutions' costs as described herein.

      Continuance of the 12b-1 Plan with respect to each Portfolio is subject to annual approval by vote of the Independent Directors. A 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the 12b-1 Plan must be approved by the Directors in the manner described above. A 12b-1 Plan may be terminated at any time with respect to a Portfolio without payment of any penalty on not less than 30 days' prior written notice by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio.

                      PROXY VOTING POLICIES AND PROCEDURES

      It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. Where the Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Fund's Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

      Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting out weighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings, shareholder and proposals giving the board exclusive authority to amend the bylaws.

      Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

      CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may; (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

      FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on The MainStay Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on The MainStay Funds' website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

      In addition, the Manager may share the Portfolio's non-public portfolio holdings information with Sub-advisors, pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding a Portfolio's holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors of a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                               PORTFOLIO MANAGERS

      As of December 31, 2004, the number of other accounts and the total assets of other accounts managed within the following categories: (a) Registered Investment Companies, (b) other pooled investment vehicles; and (c) other accounts is set forth below:

                                                        NUMBER OF ACCOUNTS AND ASSETS FOR
                       NUMBERS OF OTHER ACCOUNTS        WHICH THE ADVISORY FEE IS BASED ON
                   MANAGED AND ASSETS BY ACCOUNT TYPE               PERFORMANCE
                   ----------------------------------   ----------------------------------
                                   OTHER                               OTHER
                   REGISTERED     POOLED                REGISTERED     POOLED
PORTFOLIO          INVESTMENT   INVESTMENT    OTHER     INVESTMENT   INVESTMENT     OTHER
MANAGER            COMPANIES     VEHICLES    ACCOUNTS   COMPANIES     VEHICLES     ACCOUNT
---------------    ----------   ----------   --------   ----------   ----------    -------
Tony Elavia            6            0            0          0             0           0
Devon McCormick        5            0            1          0             0           0

   A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

   - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

   - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

   - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

   - An apparent conflict may arise where an advisor receives higher fees from certain funds or accounts that it manages than from others, or where an advisor receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

      Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

      NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      As shares of the Portfolio were not available for purchase prior to the date of this SAI, neither Portfolio Manager owned any shares of the Fund as of the date of this SAI.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Because the Portfolios invest substantially all of their assets in the Initial Class shares of Underlying Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which the Portfolio invest.

      To the extent that the Portfolios or the Underlying Funds invest in other securities, purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Portfolio or Underlying Fund, the Portfolio or Underlying Fund's Manager or Subadvisor will seek the best execution of the Portfolio or Underlying Fund's orders. The Boards of the Portfolio and the Underlying Funds have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio or Underlying Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio or Underlying Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio or Underlying Fund as part of the broker selection process for executing Portfolio or Underlying Fund transactions. Furthermore, neither the Portfolios, the Underlying Funds, or the Manager may enter into agreements under which a Portfolio or Underlying Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio or Underlying Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios or the Underlying Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios or Underlying Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios and Underlying Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Portfolio or Underlying Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Portfolios, Underlying Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Portfolios, the Underlying Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolios or Underlying Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Portfolios or Underlying Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Underlying Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, an Underlying Fund may select a broker or dealer to effect transactions for the Underlying Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Underlying Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Underlying Portfolios.

      In certain instances there may be securities that are suitable for a Portfolio's or Underlying Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Portfolio, an Underlying Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio or Underlying Fund is concerned. The Manager and Subadvisor each believes that over time the Portfolio or Underlying Fund's ability to participate in volume transactions will produce better executions for the Portfolios and Underlying Funds.

      The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays, on behalf of certain Underlying Funds, to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Portfolio or Underlying Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio or Underlying Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Portfolios, the Underlying Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Portfolios and Underlying Funds.

      No brokerage commissions had been paid by any of the Portfolios as of the date of this Statement of Additional Information.

      A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income). Because the Manager does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for each Portfolio is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

                                 NET ASSET VALUE

      The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4: 00 p.m., Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Funds.

      The value of a Portfolio's other investments are generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. An Underlying Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

      HOW UNDERLYING FUND PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Cash Management Portfolio are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940

Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Cash Management Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in the Cash Management Portfolio may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Management Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Cash Management Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Cash Management Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Cash Management Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Cash Management Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the Underlying Funds are valued: (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE; (b) by appraising over-the-counter common and preferred stocks quoted on the NASD NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system; (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board; (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Sub-Advisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the NYSE; (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; (f) by appraising foreign currency forward contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and (g) for securities that cannot be valued by the methods set forth above and all other assets, in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund, as the case may be. Expenses with respect to any two or more Portfolios will be allocated in proportion to the net asset values of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Sub-Advisor.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Portfolio, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Portfolio so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      The Portfolios will not be able to offset gains realized by one Underlying Fund in which a Portfolio invests against losses realized by another Underlying Fund in which such Portfolio invests. The Portfolios' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

      Each Portfolio intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or certain publicly traded partnerships, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Portfolio as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Portfolio were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Portfolio's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

      Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

      The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

      In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

      The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                             PERFORMANCE INFORMATION

      No performance information for the Funds existed as of the date of this Statement of Additional Information.

                        PURCHASE AND REDEMPTION OF SHARES

      The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

      The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

      The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

      Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Advisor or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                               GENERAL INFORMATION

      The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share.

The Fund offers shares of common stock in twenty-five series, each corresponding to a different Portfolio. Each of the Portfolios is diversified, except the Floating Rate Portfolio. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

      There exist 1,500,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

      Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. Shares of stock of each Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each Portfolio on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

      All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

      The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio).

      The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

      NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this filing, no persons owned 5% or more of the Initial Class of shares of any of the Portfolios.

                                 CODE OF ETHICS

      The Fund, NYLIM and the Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The financial statements of the Fund for the year ended December 31, 2004, including the financial highlights for each of the periods presented appearing in the 2004 Annual Report to shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, as well as the unaudited semi-annual report to shareholders for the period ended June 30, 2005, are incorporated by reference in the SAI.

      PricewaterhouseCoopers LLP, has been selected as the independent registered public accounting firm of the Fund. The Fund's financial statements as of and for the year ended December 31, 2004, which are incorporated by reference in this SAI, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.
(Baa).

Municipal Short-Term Loan Ratings

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Speculative Grade

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Short-Term Rating Definitions

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Fitch Investors Services, Inc.

Tax-Exempt Bonds

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.